RISE REGISTRATION STATEMENT ON FORM S-1

HAS BEEN DECLARED EFFECTIVE

December 29, 2017 – Vancouver, British Columbia – Rise Gold Corp. (CSE: RISE, OTCQB: RYES) (“Rise” or the “Company”) is pleased to announce that the Securities and Exchange Commission (“SEC”) has declared effective the Company’s registration statement on Form S-1 relating to the resale of up to 52,560,780 shares of the Company’s common stock (the “Securities”) held by certain stockholders of the Company named in the registration statement comprised of the following:

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25,715,390 shares of our common stock held by selling stockholders

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18,418,250 shares of our common stock issuable upon exercise of common stock purchase warrants held by selling stockholders exercisable at CDN$0.40 per share

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6,927,140 shares of our common stock issuable upon exercise of common stock purchase warrants held by selling stockholders exercisable at CDN$0.25 per share

•

 1,500,000 shares of our common stock issuable upon exercise of common stock purchase warrants held by selling stockholders exercisable at CDN$0.227 per share

The registration statement, while effective, allows the selling stockholders named in the registration statement to publicly resell the Securities.  The Company will not receive any proceeds from the sale of the Securities by the selling stockholders.  Upon the cash exercise of the warrants, the Company will receive the exercise price of the warrants.

The registration statement may be accessed through the SEC’s website at www.sec.gov.  A copy of the prospectus relating to the offering may also be accessed through the SEC’s website at www.sec.gov or may be obtained from the Company by sending a request to: Rise Gold Corp., Suite 488 – 1090 West Georgia Street, Vancouver, BC  V6E 3V7 or by calling (604) 209-0034.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sales of these securities, in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Rise Gold Corp.

Rise is an exploration-stage mining company.  The Company’s principal asset is the historic past producing Idaho-Maryland Gold Mine located in California, USA.  The Idaho-Maryland Gold Mine is one of the United States’ greatest past producing gold mines with total past production of 2,414,000 oz of gold from 1866-1955.  Rise is a US corporation incorporated in Nevada, USA and maintains its head office in Vancouver, British Columbia, Canada.

On behalf of the Board of Directors:

Benjamin Mossman

President, CEO and Director

Rise Gold Corp.

For further information, please contact:

RISE GOLD CORP.

Suite 488, 1090 West Georgia Street

Vancouver, BC V6E 3V7

T: 604.260.4577

info@risegoldcorp.com

www.risegoldcorp.com

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of applicable securities laws. Forward-looking statements are frequently characterized by words such as “plan”, “expect”, “project”, “intend”, “believe”, “anticipate”, “estimate” and other similar words or statements that certain events or conditions “may” or “will” occur.

Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. Such forward-looking statements are subject to risks, uncertainties and assumptions related to certain factors including, without limitation, obtaining all necessary approvals, meeting expenditure and financing requirements, compliance with environmental regulations, title matters, operating hazards, metal prices, political and economic factors, competitive factors, general economic conditions, relationships with vendors and strategic partners, governmental regulation and supervision, seasonality, technological change, industry practices, and one-time events that may cause actual results, performance or developments to differ materially from those contained in the forward-looking statements.  Accordingly, readers should not place undue reliance on forward-looking statements and information contained in this release. Rise undertakes no obligation to update forward-looking statements or information except as required by law.